Exhibit 99.4

CENTURYTEL

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MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on January 27, 2009.

Vote by Internet
- Log on to the Internet and go to **www.envisionreports.com/CTL**
- Follow the steps outlined on the secured website.

Vote by telephone
- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 4.

Proposal	For	Against	Abstain
1. A proposal to approve the issuance of shares of common stock of the Company in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of October 26, 2008, by and among Embarq Corporation, the Company, and Cajun Acquisition Company, as such agreement may be amended from time to time.	☐	☐	☐
2. A proposal to amend the Amended and Restated Articles of Incorporation of the Company to eliminate the rights of persons who have continuously owned shares of common stock since May 30, 1987 to ten votes per share of such stock and to provide instead that all holders of common stock will be entitled to one vote per share.	☐	☐	☐
3. A proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized number of shares of CenturyTel common stock from 350,000,000 to 800,000,000.	☐	☐	☐
4. A proposal to approve the adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes for the proposal to issue common stock of the Company in connection with the merger.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT
04AV 0202471

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 00ZIWC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Glen F. Post, III or Stacey W. Goff, or either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to cast the number of votes attributable to all of the shares of common stock and voting preferred stock (collectively, the “Voting Shares”) of CenturyTel, Inc. (the “Company”) that the undersigned is entitled to vote at the special meeting of shareholders of the Company to be held on January 27, 2009 and at any and all adjournments thereof (the “Meeting”). In addition to serving as a Proxy, this card will also serve as instructions to Computershare Investor Services, LLC (the “Agent”) to cast in the manner designated on the reverse side hereof the number of votes allocable to the undersigned, if any, that are attributable to shares of the Company’s common stock held as of December 17, 2008 in the name of the Agent and credited to any plan account of the undersigned in accordance with the Company’s dividend reinvestment plan or employee stock purchase plans. Upon timely receipt of this Proxy, properly executed, all of the votes attributable to your Voting Shares, including any held in the name of the Agent, will be voted as specified. The Board of Directors recommends that you vote FOR Items 1, 2, 3 and 4 listed on the reverse side hereof. If this Proxy is properly executed but no specific directions are given, all of your votes will be voted in accordance with these recommendations. (Please See Reverse Side). Proxy -CENTURYTEL, INC. KEY FOR EXPLANATION OF VOTING RIGHTS TVS — TOTAL VOTING SECURITIES, INCLUDING DIVIDEND REINVESTMENT AND/OR EMPLOYEE STOCK PURCHASE PLAN(S) 1VT — ONE-VOTE TOTAL 10VT — TEN-VOTE TOTAL VOTE — TOTAL VOTES TO WHICH YOU ARE ENTITLED NOTE: TO DETERMINE THE TOTAL NUMBER OF 10-VOTE SHARES, DIVIDE THE 10VT AMOUNT BY TEN (10). _IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

CENTURYTEL

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MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your voting instructions, you may choose one of the two voting methods outlined below to vote your voting instructions.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Voting Instructions submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on January 27, 2009.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/CTL**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Voting Instructions Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 4.

1. A proposal to approve the issuance of shares of common stock of the Company in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of October 26, 2008, by and among Embarq Corporation, the Company, and Cajun Acquisition Company, as such agreement may be amended from time to time.

	For	Against	Abstain
a. *Undersigned's Allocable Votes:*	☐	☐	☐
b. *Undersigned's Proportionate Votes:*	☐	☐	☐

2. A proposal to amend the Amended and Restated Articles of Incorporation of the Company to eliminate the rights of persons who have continuously owned shares of common stock since May 30, 1987 to ten votes per share of such stock and to provide instead that all holders of common stock will be entitled to one vote per share.

	For	Against	Abstain
a. *Undersigned's Allocable Votes:*	☐	☐	☐
b. *Undersigned's Proportionate Votes:*	☐	☐	☐

3. A proposal to amend the Amended and Restated Articles of Incorporation of the Company to increase the authorized number of shares of CenturyTel common stock from 350,000,000 to 800,000,000.

	For	Against	Abstain
a. *Undersigned's Allocable Votes:*	☐	☐	☐
b. *Undersigned's Proportionate Votes:*	☐	☐	☐

4. A proposal to approve the adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes for the proposal to issue CenturyTel common stock in connection with the merger.

	For	Against	Abstain
a. *Undersigned's Allocable Votes:*	☐	☐	☐
b. *Undersigned's Proportionate Votes:*	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 JNT
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<STOCK#> 00ZJ3C

The undersigned, acting as a “named fiduciary” of the above-referenced plan of CenturyTel, Inc., as amended (the “Plan”), hereby instructs T. Rowe Price Trust Company (the “Trustee”), as directed trustee of the Plan, to vote at the special meeting of shareholders of CenturyTel, Inc. (the “Company”) to be held on January 27, 2009, and any and all adjournments thereof (the “Meeting”), in the manner designated below (i) the number of votes allocable to the undersigned that are attributable to all shares of the Company’s common stock held by the Trustee and credited to the Plan account of the undersigned as of December 17, 2008 in accordance with the provisions of the Plan (the “Undersigned’s Allocable Votes”), which is listed to the right of the address of the undersigned printed on the other side of this card, and (ii) the number of votes allocable to the undersigned (determined pursuant to a formula specified in the Plan) that are attributable to all shares of the Company’s common stock held by the Trustee as of December 17, 2008 , as to which properly executed voting instructions are not timely received prior to the Meeting (referred to individually as the “Undersigned’s Proportionate Votes” and collectively with the Undersigned’s Allocable Votes as the “Undersigned’s Votes”). The Trustee is hereby directed to authorize the Company’s proxies to vote in their discretion upon such other business as may properly come before the Meeting. Board of Directors of the Company recommends that you vote FOR Items 1, 2, 3 and 4. Upon timely receipt of these instructions, properly executed, the Undersigned’s Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to any of the Undersigned’s Allocable Votes or the Undersigned’s Proportionate Votes, these votes will be cast in accordance with the Board’s recommendations. TO BE COUNTED, THE TRUSTEE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY JANUARY 23, 2009. Please mark, sign, date and return these instructions promptly using the enclosed envelope.. VOTING INSTRUCTIONS -CENTURYTEL UNION 401(k) PLAN AND TRUST C Authorized Signatures -This section must be completed for your vote to be counted. -Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) -Please print date below. Signature -Please keep signature within the box. B Non-Voting Items Change of Address -Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — C ON BOTH SIDES OF THIS CARD. + + _IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

. MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your voting instructions, you may choose one of the ADD 6 two voting methods outlined below to vote your voting instructions. MMMMMMMMM VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Voting Instructions submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on January 27, 2009. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CTL • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Voting Instructions Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR Proposals 1 — 4. + 1. A proposal to approve the issuance of CenturyTel Shares in connection with the merger 2. A proposal to amend the Amended and Restated Articles of Incorporation of the contemplated by the Agreement and Plan of Merger, dated as of October 26, 2008, by Company to eliminate the rights of persons who have continuously owned shares of and among Embarq Corporation, the Company, and Cajun Acquisition Company, as common stock since May 30, 1987 to ten votes per share of such stock and to provide such agreement may be amended from time to time. instead that all holders of common stock will be entitled to one vote per share. For Against Abstain For Against Abstain a. Undersigned’s Allocable Votes: a. Undersigned’s Allocable Votes: b. Undersigned’s Proportionate Votes: b. Undersigned’s Proportionate Votes: 3. A proposal to amend the Amended and Restated Articles of Incorporation of the 4. A proposal to approve the adjournment of the Meeting, if necessary, to solicit additional Company to increase the authorized number of shares of CenturyTel common stock from proxies if there are not sufficient votes for the proposal to issue CenturyTel Shares in 350,000,000 to 800,000,000. connection with the merger. For Against Abstain For Against Abstain a. Undersigned’s Allocable Votes: a. Undersigned’s Allocable Votes: b. Undersigned’s Proportionate Votes: b. Undersigned’s Proportionate Votes: IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM0 4 A V 0 2 0 2 4 7 4 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00ZJ4D

The undersigned, acting as a “named fiduciary” of the above-referenced plan of CenturyTel, Inc., as amended (the “Plan”), hereby instructs The Trust Company of Sterne, Agee & Leach, Inc. and T. Rowe Price Trust Company (the “Trustees”), as directed trustees with respect to shares of the common stock of CenturyTel, Inc. (“CenturyTel Shares”) held by the Trustees in separate accounts in accordance with the Plan, to vote at the special meeting of shareholders of CenturyTel, Inc. (the “Company”) to be held on January 27, 2009, and any and all adjournments thereof (the “Meeting”), in the manner designated below (i) the number of votes allocable to the undersigned that are attributable to all CenturyTel Shares held by Sterne, Agee & Leach, Inc. and credited to the ESOP, Stock Bonus or PAYSOP accounts of the undersigned as of December 17, 2008 or held by T. Rowe Price Trust Company and credited to the 401(k) accounts of the undersigned as of December 17, 2008 in accordance with the provisions of the Plan and the related trusts referred to therein (the “Undersigned’s Allocable Votes”), which is listed to the right of the address of the undersigned printed on the other side of this card, and (ii) the number of votes allocable to the undersigned (determined in the manner specified in the Plan or the related trusts) that are attributable to all CenturyTel Shares held by the Trustees as of December 17, 2008 as to which properly executed voting instructions are not timely received prior to the commencement of the Meeting (referred to individually as the “Undersigned’s Proportionate Votes” and collectively with the Undersigned’s Allocable Votes as the “Undersigned’s Votes”). The Trustees are hereby directed to authorize the Company’s proxies to vote in their discretion upon such other business as may properly come before the Meeting. The Board of Directors of the Company recommends that you vote FOR Items 1, 2, 3 and 4. Upon timely receipt of these instructions, properly executed, the Undersigned’s Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to any of the Undersigned’s Allocable Votes or the Undersigned’s Proportionate Votes, these votes will be cast in accordance with the Board’s recommendations. Please mark, sign, date and return these instructions promptly using the enclosed envelope. TO BE COUNTED, THE TRUSTEE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY JANUARY 23, 2009.. VOTING INSTRUCTIONS -CENTURYTEL DOLLARS & SENSE 401(k) PLAN AND TRUST C Authorized Signatures -This section must be completed for your vote to be counted. -Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) -Please print date below. Signature 1 -Please keep signature within the box. Signature 2 -Please keep signature within the box. B Non-Voting Items Change of Address -Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A — C ON BOTH SIDES OF THIS CARD. + + _IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.